                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated July 2, 1999 in the Registration Statement
(Form S-3 No. 333-74847) and related Prospectus Supplement of Newcourt Equipment Trust Securities 1999-1.

                                          /S/ ERNST & YOUNG LLP
                                          Ernst & Young LLP

New York, New York
July 2, 1999